UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  June 30, 2008

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Broadband HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-15807 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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  250 Vesey Street
New York, New York 10281
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Effective June 30, 2008, due to the 1 for 10 reverse stock split of Conexant Systems, Inc., the quantity of shares of Conexant Systems, Inc. represented by each 100 share round lot of Broadband HOLDRS decreased from 2 shares to 0.2 shares.

Effective July 1, 2008, due to the 1 for 5 reverse stock split of Mindspeed Technologies, Inc., the quantity of shares of Mindspeed Technologies, Inc. represented by each 100 share round lot of Broadband HOLDRS will decrease from 0.6666667 shares to 0.13333334 shares. In addition, effective July 30, 2008, Mindspeed Technologies, Inc. will change its ticker symbol to “MSPDD.”

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Broadband HOLDRS Trust Prospectus Supplement dated June 30, 2008 to Prospectus dated August 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

Date: August 11, 2008	By:	/s/	Satyanarayan R. Chada
	Name:	Satyanarayan R. Chada
	Title:	Managing Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Broadband HOLDRS Trust Prospectus Supplement dated June 30, 2008 to Prospectus dated August 15, 2007.